SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 7, 2009 (December 31, 2008)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

As announced on January 2, 2009, Dynegy Inc. (“Dynegy”) entered into an agreement (the “Dissolution Agreement”) with LS Power Associates, L.P. (“LS”) on December 31, 2008 to dissolve the development joint venture (the “Joint Venture”) that previously existed between the two companies. Under the terms of the Dissolution Agreement, Dynegy acquired exclusive rights related to repowering and expansion opportunities at its existing facilities (the “Dynegy Projects”), a right previously held by the Joint Venture. In return, LS received a cash payment of $18,875,000 as well as full rights to new “greenfield” development opportunities previously held by the Joint Venture. The Dissolution Agreement contains customary representations and warranties on the part of Dynegy and LS as well as customary indemnification provisions. LS will provide reasonable and limited development-related transition services to Dynegy in connection with the Dynegy Projects until mid-May 2009. Dynegy expects to record a loss on the transaction, the amount of which will be reported in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

The Dissolution Agreement also served to terminate the Amended and Restated Limited Liability Company Agreement of DLS Power Holdings, LLC and the Limited Liability Company Agreement of DLS Power Development Company, LLC (the “DLS Agreements”) signed on April 2, 2007 between Dynegy and LS. Neither Dynegy nor LS incurred any early termination penalties as a result of the termination of the DLS Agreements.

LS and its subsidiaries will continue to hold ownership of all Dynegy Class B shares and all other previously disclosed rights not related to the Joint Venture.

Item 1.02     Termination of a Material Definitive Agreement.

             The information presented in Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01     Regulation FD Disclosure.

A copy of the press release issued by Dynegy announcing the above transaction is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01      Financial Statements and Exhibits.

     (d) Exhibits:

Exhibit
   No.         Document

   99.1         Final Press release issued January 2, 2009 by Dynegy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: January 7, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit
   No.                         Document

99.1	Press release issued January 2, 2009 by Dynegy Inc.